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                                                                     EXHIBIT #11

                        ENVIRONMENTAL POWER CORPORATION
                       COMPUTATION OF EARNINGS PER SHARE
                         YEAR ENDED DECEMBER 31, 1996

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
PRIMARY EARNINGS PER COMMON SHARE:

NET EARNINGS FOR YEAR ENDED DECEMBER 31, 1996                                             1,565,279
                                                                                      =============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                               11,159,966

DILUTIVE COMMON STOCK EQUIVALENTS OUTSTANDING                                               105,887
                                                                                      -------------
WEIGHTED AVERAGE COMMON SHARES AND DILUTIVE COMMON STOCK EQUIVALENTS OUTSTANDING         11,265,853
                                                                                      =============
PRIMARY EARNINGS PER SHARE                                                                     0.14
                                                                                      =============

FULLY DILUTIVE EARNINGS PER COMMON SHARE:

NET EARNINGS FOR YEAR ENDED DECEMBER 31, 1996                                             1,565,279
                                                                                      =============
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                                               11,159,966

DILUTIVE COMMON STOCK EQUIVALENTS OUTSTANDING                                               161,935
                                                                                      -------------
WEIGHTED AVERAGE COMMON SHARES AND DILUTIVE COMMON STOCK EQUIVALENTS OUTSTANDING         11,321,901
                                                                                      =============
PRIMARY EARNINGS PER SHARE                                                                     0.14
                                                                                      =============
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